EXHIBIT 32.1
CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Sancon Resources Recovery, Inc., a Nevada corporation (the "Company"), do hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the fiscal quarter ended September 30, 2007 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:
(1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Sancon Resources Recovery, Inc.

Date: November 16, 2007
By: /s/ Jack Chen
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Jack Chen
Chief Executive Officer

Date: November 16, 2007
By: /S/ Klaus Shen
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Klaus Shen
Chief Financial Officer